EXHIBIT 10.11

                                 March ___, 2005

MediaBay, Inc.
2 Ridgedale Avenue, Suite 300
Cedar Knolls, NJ 07927
Attention:  Joseph Rosetti, Chairman

                          Re: Resignation upon Request

Dear Joseph:

      This letter confirms my agreement to resign my position as a member of the Board of Directors of MediaBay, Inc., a Florida corporation (the "Company"), immediately upon your request, or the request of any successor Chairman of the Board. In consideration of this agreement, and as a condition to my resignation upon such request, the Company shall take such actions and execute such documents necessary to cause all of my unvested options outstanding on the date of such resignation to become immediately vested.


                                        Very Truly Yours


                                        ----------------------------------------


Agreed to and Acknowledged:


MediaBay, Inc.


By:_________________________

Name:_______________________

Title:________________________